Exhibit 21

CAESARS ENTERTAINMENT CORPORATION
LIST OF SUBSIDIARIES
As of March 1, 2013

Name	Jurisdiction of Incorporation
190 Flamingo, LLC	Nevada
2115-2121 Ontario Building, LLC [1]	Ohio
250 Huron LLC[1]	Ohio
3535 LV Corp.	Nevada
AJP Holdings, LLC	Delaware
AJP Parent, LLC	Delaware
Aster Insurance Ltd.	Bermuda
Atlantic City Country Club I, LLC	New Jersey
Atlantic City Express Service, LLC[2]	New Jersey
B I Gaming Corporation	Nevada
Bally's Midwest Casino, Inc.	Delaware
Bally's Park Place, Inc.	New Jersey
Baluma Cambio, S.A.	Uruguay
Baluma Holdings S.A.[3]	Bahamas
Baluma Ltda.	Brazil
Baluma S.A.	Uruguay
Benco, Inc.	Nevada
Biloxi Hammond, LLC	Delaware
Biloxi Village Walk Development, LLC	Delaware
BL Development Corp.	Minnesota
Boardwalk Regency Corporation	New Jersey
Brussels Casino S.A.	Belgium
Burlington Street Services Limited	England/Wales
CA Hospitality Holding Company, Ltd.	British Virgin Islands
Caesars Air, LLC	Delaware
Caesars Asia Limited	Hong Kong
Caesars Bahamas Investment Corporation	Bahamas
Caesars Bahamas Management Corporation	Bahamas
Caesars Baltimore Acquisition Company, LLC	Delaware
Caesars Baltimore Development Company, LLC	Delaware
Caesars Baltimore Investment Company, LLC	Delaware
Caesars Baltimore Management Company, LLC	Delaware
Caesars Canada Marketing Services Corporation	Canada
Caesars Casino Castilla La Mancha S.A.4	Spain
Caesars Entertainment (U.K.) Ltd.	United Kingdom
Caesars Entertainment Akwesasne Consulting Corporation	Nevada
Caesars Entertainment Canada Holding, Inc.	Nevada

Name	Jurisdiction of Incorporation
Caesars Entertainment Development, LLC	Nevada
Caesars Entertainment Finance Corp.	Nevada
Caesars Entertainment Golf, Inc.	Nevada
Caesars Entertainment Operating Company, Inc.	Delaware
Caesars Entertainment Retail, Inc.	Nevada
Caesars Entertainment Windsor Limited	Canada
Caesars Escrow Corporation	Delaware
Caesars Europe Development, LLC	Delaware
Caesars Golf Macau Limited	Macau
Caesars Hotel Castilla La Mancha S.L.	Spain
Caesars India Sponsor Company, LLC	Nevada
Caesars Interactive Entertainment (Canada), Inc.	Canada
Caesars Interactive Entertainment (Hong Kong) Limited	Hong Kong
Caesars Interactive Entertainment (UK), Ltd.	England/Wales
Caesars Interactive Entertainment Israel Ltd.	Israel
Caesars Interactive Entertainment, Inc. [5]	Delaware
Caesars Korea Holding Company, LLC	Delaware
Caesars License Company, LLC	Nevada
Caesars Linq, LLC	Delaware
Caesars Marketing Services Corporation	Nevada
Caesars Massachusetts Acquisition Company, LLC	Delaware
Caesars Massachusetts Development Company, LLC	Delaware
Caesars Massachusetts Investment Company, LLC	Delaware
Caesars Massachusetts Management Company, LLC	Delaware
Caesars New Jersey, Inc.	New Jersey
Caesars Octavius, LLC	Delaware
Caesars Ohio Acquisition, LLC	Delaware
Caesars Ohio Investment, LLC	Delaware
Caesars Ontario Holding, Inc.	Canada
Caesars Operating Escrow LLC	Delaware
Caesars Palace Corporation	Delaware
Caesars Palace Realty Corporation	Nevada
Caesars Palace Sports Promotions, Inc.	Nevada
Caesars Riverboat Casino, LLC	Indiana
Caesars Spain Holdings Limited	England/Wales
Caesars Tournament, LLC	Delaware
Caesars Trex, Inc.	Delaware
Caesars United Kingdom, Inc.	Nevada
Caesars World International Corporation PTE, Ltd.	Singapore
Caesars World International Far East Limited	Hong Kong
Caesars World Marketing Corporation	New Jersey
Caesars World Merchandising, Inc.	Nevada
Caesars World, Inc.	Florida
California Clearing Corporation	California
Casanova Club Limited	England/Wales

Name	Jurisdiction of Incorporation
Casino Computer Programming, Inc.	Indiana
CBAC Gaming, LLC[6]	Delaware
CEI-Sullivan County Development Company	Nevada
CH Management Company, Ltd.	Hong Kong
Chester Downs and Marina LLC[7]	Pennsylvania
Chester Downs Finance Corp.	Delaware
Chester Facility Holding Company, LLC	Delaware
Christian County Land Acquisition Company, LLC	Delaware
Cinderlane, Inc.	Nevada
Consolidated Supplies, Services and Systems	Nevada
Corby Leisure Retail Development Limited	England/Wales
Corner Investment Company, LLC	Nevada
Corner Investment Holdings, LLC	Delaware
Corner Investment Propco, LLC	Delaware
CR Baltimore Holdings, LLC[8]	Delaware
Creator Capital Limited[9]	Bermuda
Culembourg Metropole Casino (Pty) Limited	South Africa
CZL Development Company, LLC	Delaware
CZL Investment Company, LLC	Delaware
CZL Management Company, LLC	Delaware
Dagger Holdings Limited	England/Wales
DCH Exchange, LLC	Nevada
DCH Lender, LLC	Nevada
Delta One Holdings, LLC	Nevada
Delta Two Holdings, LLC	Nevada
Des Plaines Development Limited Partnership[10]	Delaware
Desert Palace, Inc.	Nevada
Double Deuce Studios, LLC	Delaware
Durante Holdings, LLC	Nevada
East Beach Development Corporation	Mississippi
Emerald Safari Resort (Pty) Limited[11]	South Africa
FHR Corporation	Nevada
Flamingo CMBS Manager, LLC	Nevada
Flamingo Las Vegas Holding, LLC	Nevada
Flamingo Las Vegas Mezz 1, LLC	Delaware
Flamingo Las Vegas Mezz 2, LLC	Delaware
Flamingo Las Vegas Mezz 3, LLC	Delaware
Flamingo Las Vegas Mezz 4 LLC	Delaware
Flamingo Las Vegas Mezz 5, LLC	Delaware
Flamingo Las Vegas Mezz 6, LLC	Delaware
Flamingo Las Vegas Mezz 7 LLC	Delaware
Flamingo Las Vegas Mezz 8, LLC	Delaware
Flamingo Las Vegas Mezz 9, LLC	Delaware
Flamingo Las Vegas Operating Company, LLC	Nevada
Flamingo Las Vegas Propco, LLC	Delaware

Name	Jurisdiction of Incorporation
Flamingo-Laughlin, Inc.	Nevada
GB Investor, LLC	Delaware
GCA Acquisition Subsidiary, Inc.	Minnesota
GNOC, Corp.	New Jersey
Golden Nugget Club Limited	England/Wales
Grand Casinos of Biloxi, LLC	Minnesota
Grand Casinos of Mississippi, LLC Gulfport	Mississippi
Grand Casinos, Inc.	Minnesota
Grand Media Buying, Inc.	Minnesota
HAC CMBS Manager, LLC	New Jersey
Harrah South Shore Corporation	California
Harrah's (Barbados) SRL	Barbados
Harrah's Activity Limited	England/Wales
Harrah's Alabama Corporation	Nevada
Harrah's Arizona Corporation	Nevada
Harrah's Atlantic City Holding, Inc.	New Jersey
Harrah's Atlantic City Mezz 1, LLC	Delaware
Harrah's Atlantic City Mezz 2, LLC	Delaware
Harrah's Atlantic City Mezz 3, LLC	Delaware
Harrah's Atlantic City Mezz 4, LLC	Delaware
Harrah's Atlantic City Mezz 5, LLC	Delaware
Harrah's Atlantic City Mezz 6, LLC	Delaware
Harrah's Atlantic City Mezz 7, LLC	Delaware
Harrah's Atlantic City Mezz 8, LLC	Delaware
Harrah's Atlantic City Mezz 9, LLC	Delaware
Harrah's Atlantic City Operating Company, LLC	New Jersey
Harrah's Atlantic City Propco, LLC	Delaware
Harrah's BC, Inc.	Delaware
Harrah's Bossier City Investment Company, LLC	Louisiana
Harrah's Bossier City Management Company, LLC	Nevada
Harrah's Chester Downs Investment Company, LLC	Delaware
Harrah's Chester Downs Management Company, LLC	Nevada
Harrah's Entertainment Limited	England/Wales
Harrah's Illinois Corporation	Nevada
Harrah's Interactive Investment Company	Nevada
Harrah's International C.V.	The Netherlands
Harrah's International Holding Company, Inc.	Delaware
Harrah's Investments, Inc.	Nevada
Harrah's Iowa Arena Management, LLC	Delaware
Harrah's Kansas Casino Corporation	Nevada
Harrah's Las Vegas Mezz 1, LLC	Delaware
Harrah's Las Vegas Mezz 2, LLC	Delaware
Harrah's Las Vegas Mezz 3, LLC	Delaware
Harrah's Las Vegas Mezz 4, LLC	Delaware
Harrah's Las Vegas Mezz 5, LLC	Delaware

Name	Jurisdiction of Incorporation
Harrah's Las Vegas Mezz 6, LLC	Delaware
Harrah's Las Vegas Mezz 7, LLC	Delaware
Harrah's Las Vegas Mezz 8, LLC	Delaware
Harrah's Las Vegas Mezz 9, LLC	Delaware
Harrah's Las Vegas Propco, LLC	Delaware
Harrah's Las Vegas, LLC	Nevada
Harrah's Laughlin Mezz 1, LLC	Delaware
Harrah's Laughlin Mezz 2, LLC	Delaware
Harrah's Laughlin Mezz 3, LLC	Delaware
Harrah's Laughlin Mezz 4, LLC	Delaware
Harrah's Laughlin Mezz 5, LLC	Delaware
Harrah's Laughlin Mezz 6, LLC	Delaware
Harrah's Laughlin Mezz 7, LLC	Delaware
Harrah's Laughlin Mezz 8, LLC	Delaware
Harrah's Laughlin Mezz 9, LLC	Delaware
Harrah's Laughlin Propco, LLC	Delaware
Harrah's Laughlin, LLC	Nevada
Harrah's Management Company	Nevada
Harrah's Maryland Heights Operating Company	Nevada
Harrah's MH Project, LLC	Delaware
Harrah's NC Casino Company, LLC	North Carolina
Harrah's New Orleans Management Company	Nevada
Harrah's North Kansas City LLC	Missouri
Harrah's Nova Scotia ULC	Nova Scotia
Harrah's Operating Company Memphis, LLC	Delaware
Harrah's Pittsburgh Management Company	Nevada
Harrah's PL Lender, LLC	Delaware
Harrah's Reno Holding Company, Inc.	Nevada
Harrah's Shreveport Investment Company, LLC	Nevada
Harrah's Shreveport Management Company, LLC	Nevada
Harrah's Shreveport/Bossier City Holding Company, LLC	Delaware
Harrah's Shreveport/Bossier City Investment Company, LLC	Delaware
Harrah's Southwest Michigan Casino Corporation	Nevada
Harrah's Sumner Investment Company, LLC	Delaware
Harrah's Sumner Management Company, LLC	Delaware
Harrah's Travel, Inc.	Nevada
Harrah's West Warwick Gaming Company, LLC	Delaware
Harveys BR Management Company, Inc.	Nevada
Harveys C.C. Management Company, Inc.	Nevada
Harveys Iowa Management Company, Inc.	Nevada
Harveys Tahoe Management Company, Inc.	Nevada
H-BAY, LLC	Nevada
HBR Realty Company, Inc.	Nevada

Name	Jurisdiction of Incorporation
HCAL, LLC	Nevada
HCR Services Company, Inc.	Nevada
HEI Holding C.V.	The Netherlands
HEI Holding Company One, Inc.	Nevada
HEI Holding Company Two, Inc.	Nevada
HET International 1 B.V.	The Netherlands
HET International 2 B.V.	The Netherlands
HHLV Management Company, LLC	Nevada
HIE Holdings Topco, Inc.	Delaware
HIE Holdings, Inc.	Delaware
HLV CMBS Manager, LLC	Nevada
Hole in the Wall, LLC	Nevada
Horseshoe Cincinnati Management, LLC	Delaware
Horseshoe Cleveland Management, LLC	Delaware
Horseshoe Entertainment	Louisiana
Horseshoe Gaming Holding, LLC	Delaware
Horseshoe GP, LLC	Nevada
Horseshoe Hammond, LLC	Indiana
Horseshoe Ohio Development, LLC	Delaware
Horseshoe PL Acquisition Co., LLC	Delaware
Horseshoe PL Development Company, LLC	Delaware
Horseshoe PL GP, LLC	Delaware
Horseshoe PL LP, LLC	Delaware
Horseshoe PL Management Company, LLC	Delaware
Horseshoe Shreveport, L.L.C.	Louisiana
HTM Holding, Inc.	Nevada
Inter Casino Management (Egypt) Limited	Isle of Man
Jazz Casino Company, LLC	Louisiana
JCC Fulton Development, LLC	Louisiana
JCC Holding Company II LLC	Delaware
Koval Holdings Company, LLC	Delaware
Koval Investment Company, LLC	Nevada
LAD Hotel Partners, LLC[12]	Louisiana
Las Vegas Golf Management, LLC	Nevada
Las Vegas Resort Development, Inc.	Nevada
Laughlin CMBS Manager, LLC	Nevada
LCI (Overseas) Investments Pty Ltd.	South Africa
LCI plc	England/Wales
Lifeboat, Inc.	Louisiana
London Clubs (Europe) Limited	England/Wales
London Clubs (Overseas) Limited	England/Wales
London Clubs Brighton Limited	England/Wales
London Clubs Glasgow Limited	Scotland
London Clubs Holdings Limited	England/Wales
London Clubs International Limited	England/Wales

Name	Jurisdiction of Incorporation
London Clubs Leeds Limited	England/Wales
London Clubs Limited	England/Wales
London Clubs LSQ Limited	England/Wales
London Clubs Management Limited	England/Wales
London Clubs Manchester Limited	England/Wales
London Clubs Nottingham Limited	England/Wales
London Clubs Poker Room Limited	England/Wales
London Clubs South Africa Limited	England/Wales
London Clubs Southend Limited	England/Wales
London Clubs Trustee Limited	England/Wales
LVH Corporation	Nevada
MP Flamingo, LLC[13]	Nevada
Macau Orient Investment Limited	Macau
Martial Development Corporation	New Jersey
NAL Ohio Holdings, LLC	Michigan
Nevada Marketing, LLC	Nevada
New Gaming Capital Partnership	Nevada
Ocean Showboat, Inc.	New Jersey
Octavius Linq Holding Co., LLC	Delaware
Outoi Investment Company Limited	Macau
Parball Corporation	Nevada
Paris CMBS Manager, LLC	Nevada
Paris Las Vegas Holding, LLC	Nevada
Paris Las Vegas Mezz 1, LLC	Delaware
Paris Las Vegas Mezz 2, LLC	Delaware
Paris Las Vegas Mezz 3, LLC	Delaware
Paris Las Vegas Mezz 4, LLC	Delaware
Paris Las Vegas Mezz 5, LLC	Delaware
Paris Las Vegas Mezz 6, LLC	Delaware
Paris Las Vegas Mezz 7, LLC	Delaware
Paris Las Vegas Mezz 8, LLC	Delaware
Paris Las Vegas Mezz 9, LLC	Delaware
Paris Las Vegas Operating Company, LLC	Nevada
Paris Las Vegas Propco, LLC	Delaware
Park Place Finance, ULC	Nova Scotia
PHW Investments, LLC	Delaware
PHW Las Vegas, LLC	Nevada
PHW Manager, LLC	Nevada
Playboy Club (London) Limited	England/Wales
Players Bluegrass Downs, Inc.	Kentucky
Players Development, Inc.	Nevada
Players Holding, LLC	Nevada
Players International, LLC	Nevada
Players LC, LLC	Nevada
Players Maryland Heights Nevada, LLC	Nevada

Name	Jurisdiction of Incorporation
Players Resources, Inc.	Nevada
Players Riverboat II, LLC	Louisiana
Players Riverboat Management, LLC	Nevada
Players Riverboat, LLC	Nevada
Players Services, Inc.	New Jersey
Playtika Bel, LLC	Belarus
Playtika Ukraine, LLC	Ukraine
Playtika, Ltd.	Israel
R Casino Limited	England/Wales
R Club (London) Limited	England/Wales
Reno Crossroads, LLC	Delaware
Reno Projects, Inc.	Nevada
RGFD, LLC[1]	Michigan
Rio CMBS Manager, LLC	Nevada
Rio Development Company, Inc.	Nevada
Rio Mezz 1, LLC	Delaware
Rio Mezz 2, LLC	Delaware
Rio Mezz 3, LLC	Delaware
Rio Mezz 4, LLC	Delaware
Rio Mezz 5, LLC	Delaware
Rio Mezz 6, LLC	Delaware
Rio Mezz 7, LLC	Delaware
Rio Mezz 8, LLC	Delaware
Rio Mezz 9, LLC	Delaware
Rio Propco, LLC	Delaware
Rio Properties, LLC	Nevada
Rio Property Holding, LLC	Nevada
Robinson Property Group Corp.	Mississippi
ROC Finance 1 Corp.[1]	Delaware
ROC Finance, LLC[1]	Delaware
Rock Gaming Cleveland Scranton Peninsula, LLC[1]	Delaware
Rock Ohio Caesars Chase, LLC[1]	Delaware
Rock Ohio Caesars Cincinnati, LLC[1]	Delaware
Rock Ohio Caesars Cleveland, LLC[1]	Delaware
Rock Ohio Caesars Gateway, LLC[1]	Delaware
Rock Ohio Caesars Hotel, LLC[1]	Delaware
Rock Ohio Caesars, LLC[14]	Delaware
Rock Parent, LLC[1]	Delaware
Roman Entertainment Corporation of Indiana	Indiana
Roman Holding Corporation of Indiana	Indiana
Romulus Risk and Insurance Company, Inc.	Nevada
Showboat Atlantic City Mezz 1, LLC	Delaware
Showboat Atlantic City Mezz 2, LLC	Delaware
Showboat Atlantic City Mezz 3, LLC	Delaware

Name	Jurisdiction of Incorporation
Showboat Atlantic City Mezz 4, LLC	Delaware
Showboat Atlantic City Mezz 5, LLC	Delaware
Showboat Atlantic City Mezz 6, LLC	Delaware
Showboat Atlantic City Mezz 7, LLC	Delaware
Showboat Atlantic City Mezz 8, LLC	Delaware
Showboat Atlantic City Mezz 9, LLC	Delaware
Showboat Atlantic City Operating Company, LLC	New Jersey
Showboat Atlantic City Propco, LLC	Delaware
Showboat Holding, Inc.	Nevada
Showboat Nova Scotia ULC	Nova Scotia
Southern Illinois Riverboat/Casino Cruises, Inc.	Illinois
Sterling Suffolk Racecourse, LLC [15]	Massachusetts
Tahoe Garage Propco, LLC	Delaware
Tele/Info, Inc.	Nevada
The Caesars Foundation	Nevada
The Sportsman Club Limited	England/Wales
Thistledown Management, LLC	Delaware
Thistledown Racetrack, LLC	Delaware
TRB Flamingo, LLC	Nevada
Trigger Real Estate Corporation	Nevada
TSP Owner, LLC	Delaware
Tunica Roadhouse Corporation	Delaware
Turfway Park, LLC[16]	Delaware
Twain Avenue, Inc.	Nevada
VFC Development Corporation	British Virgin Islands
Village Walk Construction, LLC	Delaware
VLO Development Corporation	British Virgin Islands
Windsor Casino Limited	Canada
Windsor Casino Supplies Limited	Canada
Winnick Holdings, LLC	Delaware
Winnick Parent, LLC	Delaware

1	Subsidiary under Rock Ohio Caesars, LLC
2	33.33% Boardwalk Regency Corporation; 33.33% Harrah's Atlantic City Holding, Inc.; 33.33% non-affiliate
3	11.46% B I Gaming Corporation; 83.77% Harrah's International Holding Company, Inc.; 4.77% third party shareholders
4	60% Harrah's Entertainment Limited.; 40% non-affiliate
5	89.59 % HIE Holdings, Inc.; 10.41% third party shareholders
6	88.6 % CR Baltimore Holdings, LLC ; 11.4% non-affiliates
7	99.5% Harrah's Chester Downs Investment Company, LLC ; 0.5% third party shareholders
8	58.51% Caesars Baltimore Investment Company, LLC; 41.49% non-affiliate
9	7.5% Harrah's Interactive Investment Company; 92.5% non-affiliate
10	80% Harrah's Illinois Corporation ; 20% non-affiliate
11	70% LCI (Overseas) Investments Pty Ltd.; 30% non-affiliate
12	49% Harrah's Bossier City Investment Company, LLC; 51% non-affiliate
13	50% Flamingo Las Vegas Operating Company, LLC; 50% non-affiliate
14	20% Caesars Ohio Investment Company, LLC; 80% non-affiliate
15	4.2% Caesars Massachusetts Investment Company, LLC; 95.8% non-affiliate
16	90% Rock Ohio Caesars, LLC; 10% non-affiliate